Exhibit 99.1

Evolution Metals & Technologies Corp. Secures $100 Million Investment from Yorkville Advisors Global, LP

MIAMI, FL, May 11, 2026 (GLOBE NEWSWIRE) -- Evolution Metals & Technologies Corp. (“EM&T”, Nasdaq: EMAT), a mid- and down-stream critical and strategic metals producer, has secured an investment of up to $100 million from Yorkville Advisors Global, LP (“Yorkville”), a leading global asset manager.

EM&T intends to use the investment for the continued expansion of its commercial operations, which include an intended increase in the annual tonnage of high-performance rare earth magnets produced.

David Wilcox, Executive Chairman of EM&T, stated:

“With the investment from Yorkville, Evolution continues to be strategically positioned to advance the U.S. production of critical materials, including high-performance rare earth magnets, ex-China. We have entered into an investment agreement that our Board and Management are highly confident will continue to drive existing and future shareholder value. Our immediate plans are to expand our existing commercial rare earth magnet production and scale our operations through the development of a fully integrated U.S. industrial campus.

“EM&T operates what we believe is the only known vertically stacked critical materials supply chain spanning from end-of-life electronics and batteries, as well as high-grade concentrates, through the manufacture of finished rare earth magnets, including high-performance rare earth magnets, and battery materials. We anticipate that Phase I of EM&T’s planned U.S. industrial campus will establish the largest hydrometallurgical facility in the Western Hemisphere. We feel strongly that Yorkville deeply understands EM&T’s business, development plans, and mission.”

The investment is structured as a flexible, multi-tranche convertible facility of up to $100 million. The securities are being issued as debentures that are convertible into common stock, subject to customary limitations, including compliance with applicable Nasdaq rules. The investment includes customary registration rights and investor protections.

Clear Street LLC acted as sole advisor and placement agent to EM&T on the transaction.

About Evolution Metals & Technologies Corp.

Evolution Metals & Technologies Corp. is a U.S. based critical materials and advanced manufacturing company listed on Nasdaq. EMAT is focused on building a secure, non-China- dependent supply chain for rare earth permanent magnets, battery materials, and related critical technologies, leveraging proven commercial-scale operations, advanced processing technologies, and strategic partnerships.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding EMAT’s plans, objectives, expectations, projections, strategies, anticipated production capacity, expansion plans, and financing activities. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. These forward-looking statements, along with terms such as “anticipate,” “expect,” “intend,” “may,” “will,” “should,” and other comparable terms, involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future, and include risks related to changes in our operations; uncertainties concerning estimates; industry-related risks; the commercial success of, and risks related to, our development activities; uncertainties and risks related to our reliance on contractors and consultants. Those statements include statements regarding the intent, belief, or current expectations of EMAT and its management, as well as the assumptions on which such statements are based. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated, or intended. While these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this press release, those results, performance, or achievements may not be indicative of results, performance, or achievements in later periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this press release speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments unless required by law. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including risks related to execution, financing, regulatory approvals, and market conditions. Additional information concerning these and other factors that may impact EMAT’s expectations and projections can be found in filings it makes with the SEC, including the Annual Report on Form 10-K of EMAT filed with the SEC on February 20, 2026, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by EMAT. SEC filings are available on the SEC’s website at www.sec.gov.

Investor Relations Contacts:

Judith McGarry

Evolution Metals & Technologies Corp.

investor.relations@evolution-metals.com

Arx Investor Relations

North American Equities Desk

EMAT@arxhq.com